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                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549
                           _________________________

                                   FORM  T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                  ___________________________________________
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                  ___________________________________________

                              JPMORGAN CHASE BANK
              (Exact name of trustee as specified in its charter)


        NEW YORK                                       13-4994650
  (State of incorporation                           (I.R.S. employer
  if not a national bank)                          identification No.)

        270 PARK AVENUE
       NEW YORK, NEW YORK                                 10017
(Address of principal executive offices)                (Zip Code)

                               William H. McDavid
                                General Counsel
                                270 Park Avenue
                            New York, New York 10017
                              Tel:  (212) 270-2611
           (Name, address and telephone number of agent for service)

                               US ONCOLOGY, INC.
              (Exact name of obligor as specified in its charter)

          DELAWARE                                     84-1213501
  (State or other jurisdiction of                   (I.R.S. employer
  incorporation or organization)                   identification No.)

 16825 NORTHCHASE DRIVE, SUITE 1300
           HOUSTON, TEXAS                                 77060
(Address of principal executive offices)                (Zip Code)

                  ___________________________________________
                   9-5/8% Senior Subordinated Notes due 2012
                      (Title of the indenture securities)
                  ___________________________________________
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                                    GENERAL

ITEM 1.  GENERAL INFORMATION.

     FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

       New York State Banking Department, State House, Albany, New York 12110.

       Board of Governors of the Federal Reserve System, Washington, D.C., 20551

       Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

       Federal Deposit Insurance Corporation, Washington, D.C., 20429.

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

       Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR AND GUARANTORS.

     IF THE OBLIGOR OR ANY GUARANTOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.



   ITEMS 3 THROUGH 15, INCLUSIVE, ARE NOT APPLICABLE BY VIRTUE OF T-1 GENERAL INSTRUCTION B.
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ITEM 16.  LIST OF EXHIBITS

      LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

      1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

      2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

      3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

      4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

      5.  Not applicable.

      6.  The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority (see Exhibit 7 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

      8.  Not applicable.

      9.  Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston and State of Texas, on the ____ day of April, 2002.

                            JPMORGAN CHASE BANK

                            By:  ____________________
                                 John G. Jones
                                 Vice President